UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019

SCANDIUM INTERNATIONAL MINING CORP.
(Exact name of registrant as specified in its charter)

000-54416
(Commission File Number)

British Columbia, Canada	98-1009717
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1430 Greg Street, Suite 501, Sparks, Nevada, 89431
(Address of principal executive offices) (Zip Code)

(775) 355-9500
Issuer’s telephone number

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07
Submission of Matters to a Vote of Security Holders.

At the 2019 Annual General Meeting of the holders of common shares of Scandium International Mining Corp. held on June 6, 2019, the shareholders voted on the following matters:

1.
Fixing the Number of Directors at Nine. The shareholders approved the number of directors to be fixed at nine.

For: 125,005,752
Against: 2,128,072
Not Voted: 16,699,773

2.
Election of Directors. The following nominees were elected as directors to serve until the next annual general meeting of the shareholders:

George F. Putnam:
For: 126,294,036

Withheld: 839,788

Not Voted: 16,699,776

William B. Harris:
For: 125,307,625

Withheld: 1,826,199

Not Voted: 16,699,776

Willem P.C. Duyvesteyn:
For: 126,283,836

Withheld: 849,988

Not Voted: 16,699,776

Barry Davies:
For: 127,048,825

Withheld: 84,999

Not Voted: 16,699,776

Warren Davis:
For: 126,820,675

Withheld: 313,149

Not Voted: 16,699,776

James Rothwell:
For: 125,245,825

Withheld: 1,887,999

Not Voted: 16,699,776

Andrew Greig:
For: 123,393,568

Withheld: 3,740,256

Not Voted: 16,699,776

Peter B. Evensen:
For: 122,848,279

Withheld: 4,285,545

Not Voted: 16,699,776

R. Christian Evensen:
For: 122,834,779

Withheld: 4,299,045

Not Voted: 16,699,776

3.
Appointment of Auditors. The shareholders approved the appointment of Davidson & Company LLP as auditors of the Company at a remuneration to be fixed by the Directors.

For: 143,722,167
Withheld: 111,433
Not Voted: 0

4.
Advisory Vote on Executive Compensation. The shareholders approved the compensation awarded by the Company to the named executive officers as described in the disclosures in the proxy statement as required by the rules of the Securities and Exchange Commission.

For: 125,059,734
Against: 2,074,090
Not Voted: 16,699,776

5.
Advisory Vote on Frequency of Advisory Vote on Executive Compensation. The shareholders approved setting the frequency of the vote on the executive compensation to every three years.

1 Year: 12,750,359
2 Year: 1,328,100
3 Year: 112,855,827
Withheld/Against: 199,538
Not Voted: 16,699,776

Item 7.01
Regulation FD Disclosure.

On June 10, 2019, the Company issued a press release entitled “Scandium International Mining Corp. Announces Voting Results of 2019 Annual General Meeting”.

A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01
Financial Statements and Exhibits.

The following Exhibit relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

99.1
News release dated June 10, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANDIUM INTERNATIONAL MINING CORP.

June 10, 2019	By:	/s/ Edward Dickinson
Edward Dickinson
Chief Financial Officer